SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 23, 2004


                                EQUITY ONE, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)


          001-13499                                  52-1794271
  (Commission File Number)                (I.R.S. Employer Identification No.)


            1696 NE Miami Gardens Drive
            North Miami Beach, Florida                          33179
     (Address of principal executive offices)                (Zip Code)


                                 (305) 947-1664
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)







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

Item 5. Other Events.

     On March 23, 2004, Equity One, Inc., a Maryland corporation ("Equity One"), entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as the underwriters, with respect to the issue and sale by Equity One of $200 million of 3.875% senior unsecured notes due April 15, 2009 in an underwritten public offering.

     The notes were registered under the Securities Act of 1933, as amended, pursuant to Equity One's shelf registration statements on Form S-3 (Registration Nos. 333-81216 and 333-106909). The notes were issued pursuant to a supplemental indenture, attached as Exhibit 4.1 hereto, to the indenture dated as of September 9, 1998 among the Company, SunTrust Bank, as trustee, and each of the guarantors set forth therein.

     A copy of the press release issued by Equity One on March 26, 2004 announcing the public offering is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          1.1 * Underwriting Agreement dated as of March 23, 2004 among Equity One, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

          4.1* Supplemental Indenture dated as of March 26, 2004 among Equity One, the guarantors named therein, and SunTrust Bank.

          5.1 Opinion of Venable LLP.

          5.2 Opinion Greenberg Traurig, P.A.

          23.1 Consent of Venable LLP (included in Exhibit 5.1 hereto).

          23.2 Consent of Greenberg Traurig, P.A. (included in Exhibit 5.2 hereto).

          99.1 Press Release, dated March 26, 2004, of Equity One.

     ________________________________

     * Equity One hereby agrees to furnish to the Securities and Exchange Commission, supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.






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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQUITY ONE, INC.



Date:  March 31, 2004                       By: /s/ Howard M. Sipzner
                                                -----------------------------
                                                Howard M. Sipzner
                                                Chief Financial Officer




















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

                                INDEX TO EXHIBITS


Exhibit Number      Description of Exhibit
--------------      ----------------------


      1.1 Underwriting Agreement dated as of March 23, 2004 among Equity One, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

      4.1 Supplemental Indenture dated as of March 26, 2004 among Equity One, the guarantors named therein, and SunTrust Bank.

      5.1           Opinion of Venable LLP.

      5.2           Opinion Greenberg Traurig, P.A.

     23.1           Consent of Venable LLP (included in Exhibit 5.1 hereto).

     23.2 Consent of Greenberg Traurig, P.A. (included in Exhibit 5.2 hereto).

     99.1           Press Release, dated March 26, 2004, of Equity One.




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